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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 24, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement

Alerus Financial Financings

On November 24, 2025, Air T Acquisition 22.1, LLC (“22.1”) and Contrail Aviation Services, LLC and Contrail Aviation Leasing, LLC (collectively “Contrail”) completed financings with Alerus Financial, National Association (“Alerus”).

(a)22.1 Term Loan

On November 24, 2025, 22.1 entered into a $6,000,000 term loan with Alerus. The loan proceeds were used to repay amounts due on the $3,500,000 term loan from Bridgewater Bank. The new term loan is due on or before November 24, 2032 and has an interest rate of the greater of 5.0% or 1.90% plus the CME one-month term SOFR rate. Interest on the outstanding principal amount of the loan is due on the 15th day of each month and annual principal payments of $857,142.86 are due on September 30th of each year, commencing September 2026. The loan may be prepaid at any time without penalty. The loan is secured by all the assets and membership interests of 22.1 and 200,000 shares of Air T Funding Trust Preferred Securities (Alpha Income Preferred Securities or 8% Cumulative Capital Securities) owned by 22.1, as well as an investment account of Air T, Inc.

The loan was made pursuant to a loan agreement between 22.1 and Alerus dated November 24, 2025 that defines the transactions between the parties. Events of default of the loan are enumerated in the loan agreement, including, among other events, the failure to pay an amount due timely or a change of control transaction. The loan covenants include: (i) affirmative covenants such as notice, reporting and financial statement delivery requirements, inspection rights, compliance with environmental laws, performance of contracts and a liquidity requirement not less than $400,000; and, (ii) negative covenants such as a limitation on debt and liens, merger or change of control and limitations on investments, dispositions, sales/leasebacks, restricted payments, prepayments or amendments of debt and transactions with affiliates and restrictive agreements.

(b)     Contrail Revolving Financing

On November 24, 2025, Contrail entered into a Master Loan Agreement and Supplement No. 1 to Master Loan Agreement (collectively the “Master Loan Agreement”) with Alerus. The agreement provided for a $15,000,000 revolving loan facility that is evidenced by a Promissory Note Revolving Note dated November 24, 2025 in the principal amount of $15,000,000. The funds are to be used for the purchases of engines and working capital needs.

The revolving loan carries interest at the rate of 1-month SOFR plus 3.11% and the loan requires payments of interest only until maturity at November 24, 2027. There is no penalty on prepayment and the loan includes a 30 day resting period requirement if Contrail’s debt service coverage ratio exceeds 1.25:1. The loan contains normal and customary default provisions and is secured by a security interest in all of Contrail’s assets. In addition, the loan is secured by a payment guaranty of Air T, Inc, in an aggregate amount not to exceed $2,000,000 plus collection and collateral recovery costs.

The Master Loan Agreement contains additional terms regarding the transaction, including affirmative covenants such as requirement related to the delivery of annual and quarterly financial statements of Contrail and Air T, Inc., the right to inspect, examine and appraise collateral, insurance requirements as well as negative covenants such as making restricted payments other than permitted redemptions, indebtedness, mergers and acquisitions, investments, lines of business and transactions with affiliates as well as change of control restrictions.

The foregoing summary of the terms of the 22.1 Term Loan and Contrail revolving credit financing and related documents are qualified in their entirety by reference to the Exhibits filed herewith, which are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

10.1	Term Note dated November 24, 2025 from Air T Acquisition 22.1, LLC to Alerus Financial, National Association in the principal amount of $6,000,000.
10.2	Loan Agreement dated November 24, 2025 between Air T Acquisition 22.1, LLC to Alerus Financial, National Association.
10.3	TPS Security Agreement dated November 24, 2025 made by Air T Acquisition 22.1, LLC in favor of Alerus Financial, National Association.
10.4	Security Agreement dated November 24, 2025 made by Air T Acquisition 22.1, LLC in favor of Alerus Financial, National Association.
10.5	Air T Investment Account Amended and Restated Pledge Agreement dated November 24, 2025 made by Air T, Inc. in favor of Alerus Financial, National Association.
10.6	Membership Interest Pledge Agreement dated November 24, 2025 made by Air T, Inc. in favor of Alerus Financial, National Association.
10.7	Master Loan Agreement dated November 24, 2025 between and among Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Alerus Financial, National Association.
10.8	Supplement No. 1 to Master Loan Agreement dated November 24, 2025 between and among Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Alerus Financial, National Association.
10.9
Promissory Note Revolving Note dated November 24, 2025 of Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC to Alerus Financial, National Association in the principal amount of $15,000,000.

10.10	Commercial Security Agreement dated November 24, 2025 of Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC to Alerus Financial, National Association.
10.11	Continuing Guaranty dated November 24, 2025 by Air T, Inc. in favor of Alerus Financial, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2025

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer